January 15, 1997
                            BCAM INTERNATIONAL, INC.
                            (A New York Corporation)

                   CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

           $1,100,000 (Maximum) - 1,100,000 Units at $1.00 per Unit
             $400,000 (Minimum) - 400,000 Units at $1.00 per Unit

      This is an Offering for up to 1,100,000 Units, each Unit consisting of one share of the Company's Common Stock (the "Shares") and a non-redeemable Class AA Warrant (the "Warrant") which entitles the holder to purchase one Share until March 31, 1998 at a price of $1.10 per share. These Units will be offered in minimum blocs of 100,000 Units at a price of $100,000 per Unit. The Company reserves the right to sell fractional (1/2) Units.

      The Units (and the Shares and Warrants) offered hereby have not been registered with or approved by the Securities and Exchange Commission ("SEC") in reliance upon the exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933 as amended (the "Act") and as promulgated by the SEC pursuant to the Act. Any representation to the contrary is unlawful. This Memorandum does not constitute an offer or solicitation in any state or other jurisdiction in which such offer or solicitation is not authorized. Each purchaser of the securities offered hereby must acquire the securities for his own account and must bear the economic risk of the investment for an indefinite period. Although the Company's Common Stock is publicly traded on NASDAQ (symbol: BCAM) and the Boston Stock Exchange (symbol: BAM), the Units (and the Shares and the Warrants) offered hereby are not being registered with the Securities and Exchange Commission and are not freely tradeable, and there is no assurance that there will be a market for the resale of these securities when, or if, they are registered. Subject to applicable regulations, the Company will register the Common Stock and the Common Stock issuable on the exercise of the Class AA Warrants on January 31, 1998, or as soon thereafter as practical.

================================================================================
                                  Price to     Sales Commission     Proceeds to
                                  Investor                            Issuer
--------------------------------------------------------------------------------
Per Unit                          $100,000            $0             $100,000
--------------------------------------------------------------------------------
Total Minimum (400,000 Units)     $400,000            $0             $400,000
--------------------------------------------------------------------------------
Total Maximum (1,100,000         $1,100,000           $0            $1,100,000
Units)
================================================================================

THESE SECURITIES ARE OFFERED PURSUANT TO AN EXEMPTION UNDER THE SECURITIES AND EXCHANGE ACT OF 1933 WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION. THE SECURITIES AND

EXCHANGE COMMISSION DOES NOT PASS UPON THE MERITS OF ANY SECURITIES NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF ANY OFFERING CIRCULAR OR OTHER SELLING LITERATURE.

THIS MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THESE SECURITIES INVOLVE A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. THE SECTIONS OF THIS MEMORANDUM ENTITLED "RECENT EVENTS" AND "SPECIAL RISK FACTORS" (AT PAGES 6 THROUGH 7 AND PAGES 7 THROUGH 9 ) SHOULD BE CAREFULLY REVIEWED BY EACH PROSPECTIVE INVESTOR.

THE UNITS ARE BEING OFFERED ON A "BEST EFFORTS" BASIS BY THE COMPANY FOR A PERIOD UNTIL FEBRUARY 28, 1997, UNLESS EXTENDED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                              FOR FLORIDA RESIDENTS

       THE UNITS REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER ss.517.061 OF THE FLORIDA SECURITIES ACT. THE UNITS HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

                             FOR NEW YORK RESIDENTS

THE PRIVATE PLACEMENT MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THIS PRIVATE OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS AND DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

                           FOR PENNSYLVANIA RESIDENTS

UNDER PROVISIONS OF THE PENNSYLVANIA SECURITIES ACT OF 1972, EACH PENNSYLVANIA RESIDENT SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY) OR ANY PERSON, WITHIN TWO (2) BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE OR IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED.

                                     NOTICE

      The following documents previously filed by the Company with the Securities and Exchange Commission (the "Commission") are hereby included in this Private Placement Memorandum:

      1. The Company's Annual Report on Form 10-KSB for the year ended December 31, 1995; and

      2. The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1996.

      All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, shall be deemed to be incorporated by reference into this Private Placement Memorandum. Any statements contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Private Placement Memorandum to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

      The Company undertakes to provide without charge to each person to whom a Prospectus is delivered, upon oral or written request of such person, a copy of any document that has been incorporated in this Prospectus by reference. Requests for such documents should be directed to the Company at its offices located at 1800 Walt Whitman Road, Melville, New York 11747 (telephone number (516) 752-3550), Attention: Secretary

-------------------------------------------------------------------------------

                               SUMMARY OF OFFERING

    Offering/Per Unit..............  One share of  Common  Stock and one
                                     Class AA Warrant (the "Warrant")

    Amount.........................  Up  to  1,000,000  Units;   minimum
                                     offering of 400,000 Units

    Use of Proceeds................  See page 9 for details

    Class AA Warrants..............  Each Class AA Warrant  entitles the holder  to  purchase  one  share of
                                     BCAM  Common  Stock  at  $1.10  per
                                      share

    Term...........................  Exercisable to March 31, 1998

    Anti-Dilution, No Call.........  Standard  formula for stock splits, stock  dividends  or  issuances  or
                                     sale   of   Common    Stock   below
                                     conversion  price or market  price.
                                     The  Company   cannot   compel  the
                                     redemption of the Warrants

    Registration of Common Stock...  Subject to applicable regulations, the
                                     Company will register the Common Stock and the Common Stock issuable on the exercise of the Class AA Warrants by January 31, 1998 or as soon thereafter as practical.

--------------------------------------------------------------------------------

                                     SUMMARY

      The following summary information is qualified in its entirety by reference to the more detailed information, financial statements and notes appearing elsewhere in this Prospectus.

                                   THE COMPANY

      BCAM International, Inc. (the "Company") a New York based corporation, is a software technology company, specializing in providing ergonomic solutions (Human Factors Engineering) for major corporations and Government Agencies including NASA. The Company completed its restructuring, in early 1996, by focusing on (a) accelerating the development and commercialization of the Company's Intelligent Surface Technology ("IST"), (b) continuing its development of proprietary software, which consists of the intelligent part of IST, Mannequin(R), the EARLY(R) process and Back-to-Work(TM) Technology, (c) building its ergonomic consulting services business, which consists of Ergonomic Product Assessment and Redesign, and Ergonomic Workplace Assessment, and (d) emphasizing a strategy of broadening and strengthening business relationships such as joint ventures, partnerships, licenses and other alliances. In addition, the Company established a collaborative research and development relationship with the State University of New York at Stony Brook, with plans to establish additional relationships with other universities, government laboratories, and other subcontractors.

      The Company continues to believe that its ergonomic consulting services was and still is the engine that drives new product ideas and with it, the potential of royalty income, as well as new product and service offerings.

      During the course of the Company's performance of ergonomic product and workplace assessment services, the Company from time to time develops certain know-how based upon data from its consulting services which it is able to embody into proprietary technologies. When this occurs, and it is believed that the technology is a significant enhancement from the existing technology, the Company files for patent protection under the laws of the United States and, if warranted, internationally.

      On November 25, 1996, the Company signed a letter of intent to acquire Drew Shoe Corporation. (See "Recent Events" at pages 6 and 7 ).

                                  RECENT EVENTS

            On November 25, 1996, the Company entered into a letter of intent for the purchase of Drew Shoe Corporation ("Drew") (either as a stock purchase or an asset purchase, to be determined) of Lancaster, Ohio, a privately held company founded in 1875 that has become a leading designer, manufacturer, marketer and distributor of premium priced men's (20%) and women's (80%) high quality, classically designed Medical Shoes and Orthotic products, with significant brand name recognition. Drew has a solid distribution network, supplying to independent retailers throughout the country and directly to customers through its 15 owned specialty retail outlet stores throughout the United States. Drew's headquarters, located on 11 acres of land occupies 108,000 square feet, of which 65,000 is utilized for manufacturing with the remainder for warehouse and administrative offices. All facilities are company owned. Drew specializes in medical footwear for those suffering from the types of problems requiring pedorthic/prescription products such as: (a) persons with congenital defects or injuries that produce foot deformities such that standard sizes do not fit properly, (b) those suffering from the effects of spending large amounts of time standing, especially on hard surfaces, (c) those suffering from the effects of having worn ill fitting shoes, and (d) those suffering from diseases that affect the foot, especially arthritis and diabetes. Most foot problems are exacerbated by age-with the over 50 segment of the population being particularly susceptible. Thus, the continued aging of the U.S. population should serve well to expand Drew's target market.

      The United States market for Medical Shoes and related products has been estimated by the Pedorthic Footwear Association (PFA) as 73% of the U.S. population (190 million people) who spend a total of $28 Billion per year on these products. The target market for Drew for persons requiring pedorthic/prescription footwear is estimated by the PFA to be between 2% and 5% of the population or $2 Billion to $4 Billion per year.

      The Company believes that Drew's expanding market, long-standing reputation in the marketplace and it's strategic operating position, makes it an excellent acquisition that will position the Company to fully exploit the growth in the Medical footwear market and commercialize its Intelligent Surface Technology for footwear applications. Drew will be positioned as the "leading edge" in new generation of Medical footwear for persons.

      In addition to this offering (see Use of Proceeds on page 10 ), the Company expects to raise approximately $7,500,000 in new investment funds to finance the acquisition of Drew and for other purposes including: provision of the capital requirements for the further development and commercialization of the Company's Intelligent Surface Technology and proprietary software; funding for the configuration of the Company's Intelligent Surface Technology in Drew's medical shoes; and funding other capital and working capital requirements for the first and second year following the Drew acquisition. The Company has retained the investment banking firm of Josephberg Grosz & Company to "manage" the Drew-related financing.

                              SPECIAL RISK FACTORS

      The risks to the investor presented by the Drew transaction include:

            A. No Assurances That The Drew Acquisition Will Occur. If this acquisition is not consummated, the Company's losses will be higher since all the expenditures incurred for legal, accounting and due diligence in connection with the Drew acquisition, cannot be capitalized and will have to be expensed. Also, by not closing the Drew acquisition, the Drew-related financing, which is intended to fund further development of the Company's Intelligent Surface Technology and proprietary software, as well as the Drew acquisition, will not be raised. The Company would then seek additional capital, which is expected to be dilutive to the Company's existing stockholders, including the purchasers of this private placement, and there can be no assurances that such capital can be raised.

            B. Dilutive Effects Of The Drew-Related Financing. The Company has not been advised of the actual terms by which investors would be willing to invest approximately $7.5 million in the Company in order to permit it to consummate the Drew acquisition. The terms of such a financing are, however, expected to include provisions that provide such investors with a preference on the Company's assets and in the payment of dividends, which provide investors with certain levels of control over the Company's actions, and which may be at a price which is more favorable than the price of the Units being sold pursuant to this offering.

            C. Ongoing Operation of Drew. While Drew has historically been profitable, there can be no assurance that its business will continue to be profitable following its acquisition by the Company. One of Drew's two partners will be retiring from the Drew business and, while the Company believes that the remaining partner, who will have a three-year employment contract with the Company, is capable of operating the Drew business, it is possible that this will not be the case. Drew will replace the function of the retiring partner through the hire of a Vice President of Operations and a Director of Information Systems. Additionally, the continued profitability of the

Drew business is subject to numerous uncertainties, some of which the Company may not be aware of on the date hereof.

      D. Diversion of Company Executive's Attention. The Drew acquisition (and the negotiations leading up to the Drew acquisition) are expected to consume an enormous amount of Michael Strauss' time, which will detract from his ability to focus on BCAM's "core business" for a period of time. The diversion of his full-time effort on BCAM's "core business" could adversely affect the future growth and development of this business.

                                 USE OF PROCEEDS

      The proceeds from the sale of the Shares and any proceeds from the exercise of the nonredeemable Class AA Warrants will be used by the Company for general working capital purposes including further investment in technology development.

      This represents the Company's best estimate of its use of the net proceeds, based upon the current state of its business operations, its current plans and current economic and industry conditions. Further events, not currently predictable, may require reallocation of the funds.

                                                        In 000's
                                                        --------
            Mannequin(R) Software Marketing Launch      $  500

            Back-To-Work(TM)                               200

            Development of Prototype of "Microvalve"       200

            Partial Development of Intelligent Surface
            Technology                                     100
                                                        ------

                                                        $1,000
                                                        ======

                                 CAPITALIZATION

      The following table sets forth the capitalization of the Company at September 30, 1996.

                                               December 1, 1996     As Adjusted
                                               ----------------     -----------
Acquisition Preferred Stock, par                 $         --      $         --
value $.01 per share, authorized
750,000 shares, no shares issued or
outstanding

Common Stockholders' Equity:

Common Stock, $.01 par value,
40,000,000 shares authorized;
15,640,415 shares issued and
14,877,233 outstanding: 16,640,415
shares issued and 15,877,233
outstanding, as adjusted (1)                          156,404           166,404

Paid-in surplus                                    14,984,139        15.974,139

Deficit                                           (12,858,851)      (12,858,851)
                                                 ------------      ------------

                                                    2,281,692         3,281,692
Less:

Treasury Shares (763,182 shares)                     (899,100)         (899,100)
                                                 ------------      ------------
Common Stockholders Equity                       $  1,382,592      $  2,382,592
                                                 ============      ============

 (1) assumes the sale of 1,000,000 shares of Common Stock at $1.00 per share. Does not include the exercise of the nonredeemable Class AA Warrants

                            DESCRIPTION OF SECURITIES

Common Stock

      In June 1995, the Company authorized an increase in its authorized Common Stock from 20,000,000 shares, $.01 par value per share, to 40,000,000 shares, $.01 par value per share. The holders of outstanding shares of Common Stock are entitled to receive dividends out of assets legally available therefor at such time and in such amounts as the Board of Directors may from time to time determine. See "Dividend Policy." Each stockholder is entitled to one vote per share of Common Stock held by him. Under the Company's Restated Certificate of Incorporation the Common Stock is not subject to redemption. Upon liquidation, dissolution or winding up of the Company and following provision for the liquidation preference of all outstanding preferred stock, the assets legally available for distribution to the holders of Common Stock are distributable ratably among the holders of the outstanding Common Stock. All outstanding shares of Common Stock are, and the shares of Common Stock issuable upon exercise of the Warrants will upon issuance, be fully paid and non-assessable.

Warrants

Class B, and Class E Warrants; Class AA Warrants

      On December 20, 1996, the Company extended the expiration date of the Company's Class B Warrants, and Class E Warrants from January 17, 1997 to January 17, 1998, and amended the exercise price of the Class B Warrants as set forth in the table below.

      Each Class AA Warrant, which is being sold as part of the Units offered hereby, will entitle the holder to purchase, at the "Warrant Exercise Price" of $1.10 per share, one share of the

Company's Common Stock at any time prior to March 31, 1998. The Class AA Warrants are not redeemable, and are not transferable.

      The exercise price of the Class B and E Warrants, as well as the Class AA Warrants, and the number and kind of shares of Common Stock or other securities and property to be obtained upon the exercise of those Warrants are subject to adjustment in certain circumstances, including a stock split of, or stock dividend on, or a subdivision, combination or recapitalization of, the Common Stock or sale of Common Stock at less than the market price of the Common Stock, provided that no adjustment shall be made unless and until the adjustment, or the aggregate of successive adjustments, would exceed $.25 per share. Additionally, an adjustment would be made upon the sale of all or substantially all of the assets of the Company so as to enable those Warrant holders to purchase the kind and number of shares of stock or other securities or property (including cash) receivable in such event by a holder of the number of shares of Common Stock that might otherwise have been purchased upon exercise of such Warrant. No adjustment for previously paid cash dividends, if any, will be made upon exercise of those Warrants.

                                                    Number of Shares
                      Number of    Exercise Price    Obtained Upon
                      Warrants     (per share, as   Exercise of Each
Warrants and Period  Outstanding     adjusted)         Warrant        Redeemable

Class B                807,659          $1.50             1.2          Yes (1)

Class E                491,588          $1.25             1.1          Yes (1)

Class AA              1,000,000         $1.10             1.0            No

----------

(1) The Class B and Class E Warrants are subject to redemption by the Company at any time, on not less than 30 days' prior written notice, at $.05 per Warrant, if (i) the average Exercise Price of the Common Stock exceeds the applicable average closing bid price for any period of 30 consecutive business days ending within 15 days prior to the date o the notice of redemption; and (ii) the Company has in effect a current prospectus covering the Common Stock issuable upon exercise of the Class B and Class E Warrants.

      The Warrants do not confer upon the holder any voting or any other rights of a stockholder of the Company. Upon notice to the Warrant holders, the Company has the right to reduce the exercise price or extend the expiration date of the Warrants.

      The Warrants may be exercised upon surrender of the Warrant certificate on or prior to the respective expiration date (or earlier redemption date) of such Warrants at the offices of the Warrant Agent, with the form of "Election to Purchase" on the reverse side of the Warrant certificate duly completed and executed accompanied by payment of the full exercise price (by certified check payable to the order of the Warrant Agent) for the number of Warrants being exercised.

Acquisition Preferred Stock

      The Company is authorized to issue 750,000 shares of its Acquisition Preferred Stock, $.01 par value, none of which are presently issued and outstanding. The Acquisition Preferred Stock is only permitted to be issued as consideration pursuant to (i) a statutory merger or consolidation as to which the Company is the surviving entity, (ii) the acquisition by the Company of substantially all the assets or business of another entity, or (iii) the acquisition by the Company of 50% or more of the voting securities of another entity.

8% Preferred Stock

      The Company is authorized to issue 15,000 shares of its 8% Preferred Stock, $10.00 par value, none of which are issued and outstanding, Holders of 8% Preferred Stock do not have any voting rights.

Transfer Agent and Warrant Agent

      North American Transfer Co., Freeport, New York, is the Company's transfer agent.

                         SHARES ELIGIBLE FOR FUTURE SALE

      Upon issuance and registration of all shares of Common Stock issuable upon exercise of the foregoing options and warrants, the Company will have 19,152,171 shares of Common Stock outstanding, all of which are freely tradeable, not including the Shares sold pursuant to this Offering.

      With respect to an aggregate of 2,765,000 of Common Stock that could be issued upon the exercise of options granted to employees and certain consultants, such stock is also expected to be freely tradeable upon the exercise of the options. There can, however, be no assurance that such options will be exercised on the dates on which such exercises and sales will occur.

                              PLAN OF DISTRIBUTION

      The Shares are being offered by the Company on a "best efforts" basis in a "private" offering to a select number of accredited investors. No broker, underwriter or placement agent is being utilized or compensated for the sale of the Units.

LEGAL MATTERS

      The validity of the securities offered hereby will be passed upon for the Company by Ruskin, Moscou, Evans & Faltischek, P.C., Mineola, New York.

                             SUBSCRIPTION AGREEMENT

BCAM International, Inc.
1800 Walt Whitman Road
Melville, New York  11747

Gentlemen:

(1)   Subscription

      The undersigned hereby subscribes to purchase __________ Units at $1.00 per Unit, each Unit consisting of one share of Common Stock of BCAM International, Inc. (the "Company") and a Class AA Warrant to purchase one Share of Common Stock at $1.10 per share at any time prior to March 31, 1998, and herewith tenders payment for the subscribed number of shares. In connection with this subscription, I hereby execute this Investment Letter and agree that my subscription may be rejected by the Company either in whole or in part, for any reason whatsoever, and I understand that if my subscription is rejected, all of my funds will be returned to me, without interest.

      I hereby acknowledge that I have received, read, understand, and am familiar with the "Confidential Private Placement Memorandum" dated January 15, 1997, including all attachments and exhibits thereto ("Memorandum"). I further acknowledge that, except as set forth in the Memorandum, no representations or warranties have been made to me, or to my advisors, by the Company, or by any person acting on behalf of the Company with respect to the sale of the Units and/or the economic, tax or any other aspects or consequences of a purchase of the Units and/or the investment made therein, and that I have not relied upon any information concerning the Offering, written or oral, other than that contained in the Memorandum.

      I hereby acknowledge that I have had an opportunity to ask questions of, and receive answers from persons acting on behalf of the Company to verify the accuracy and completeness of the information set forth in the Memorandum and I hereby acknowledge that I have not requested the Company to provide any additional information with respect to the Company or the Offering prior to the actual sale of the shares to me.

(2)   Representations and Warranties

      I warrant and represent to the Company:

      (a) The Units are being issued to me by the Company for investment only, for my own account, and are not being purchased by me with a view to distribution of said Units, or for the offer and/or sale in connection with any distribution thereof. The undersigned is not participating, directly or indirectly, in an underwriting of the Units (or Common Stock) or in any similar undertaking. I have no present plans to enter into any contract, undertaking, agreement or arrangement which would entail an underwriting of such shares or any similar distribution thereof.

      (b) By reason of my knowledge and experience in financial and business matters in general, and investments of this type in particular, I am capable of evaluating the merits and risks of an investment by me in the units and I am capable of bearing the economic risks associated with this investment in the Units.

      (c) I understand that there is no guarantee of profits or against loss as a result of purchasing the Units and I hereby state that I can afford a complete loss of my investment in such Units. I further warrant that my present financial condition is such that I have no present or perceived future need to dispose of any portion of the Units to satisfy any existing or contemplated undertaking, obligation, need or indebtedness. Consequently, I represent that I have sufficient liquid assets to pay the full purchase price for the Units, have adequate means for providing for my current needs and possible personal contingencies and have no need to liquidate any of my investment in the Company.

      (d) I am an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission, in that (i) my individual net worth or joint net worth taking my spouse into consideration, at the time of my purchase of the Units herein, exceeds One Million Dollars ($1,000,000); or (ii) my individual income in each of the last two years exceeded Two Hundred Thousand Dollars ($200,000) ($300,000 joint income taking my spouse into consideration) and I have a reasonable expectation of reaching the same income level in this current year.

      (e) I have been represented by such legal counsel and other advisors, each of whom has been personally selected by me, as I have found necessary to consult concerning the purchase of Units, and such representation has included an examination of applicable documents and an analysis of all tax, financial, recording and securities law aspects of an investment in the Units. I, my counsel, my advisors, and such other persons with whom I have found it necessary and advisable to consult, have represented to me that they have sufficient knowledge or experience in business and financial matters to evaluate the information set forth in the Memorandum, the risks associated with this investment, and to make an informed investment decision with respect hereto. To the extent that I have found it necessary to consult with any such counsel and/or advisors concerning the purchase of the Units. I have relied upon their advice and counsel in making such investment decision.

      (f) I am a resident of the state set forth below my name on the signature page of this investment letter.

(3)   "Lock-up" and Securities Law Restrictions on Transfers

      I understand that the Common Stock is required to be registered under the Securities Act of 1933 (the "1933 Act") in accordance with the "registration rights" provisions of Annex A hereto.

      I agree that any certificates evidencing the Units (and Common Stock and the Class AA Warrants) received by me by virtue of this subscription shall be stamped or otherwise imprinted with a conspicuous legend to give notice of the securities law transfer restrictions set forth herein and I acknowledge that the Company may cause stop transfer orders to be placed on my account. The legend shall be in substantially the following form:

      NO SALE, OFFER TO SELL, OR TRANSFER OF ANY SECURITY REPRESENTED BY THIS CERTIFICATE SHALL BE MADE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND IS IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

(4)   Notices

      Any Notices or other communications required or permitted herein shall be sufficiently given if sent by registered or certified mail, postage prepaid, return receipt requested, and if to the Company, to the address set forth above, and if to me to the address set forth below my signature hereto, or to such other addresses as the company or I shall designate to the other by notice in writing.

(5)   Applicable Law

      Except when an interpretation of Federal and/or state securities laws is necessary or such law governs, this agreement shall be governed by and construed in accordance with the laws of the State of New York.

(6)   Certification With Respect to Federal Interest Payments; Back-up
      Withholding

      Under penalties of perjury, the undersigned hereby certifies to the Company as follows:

      (a) The number shown below is my Social Security Number (or if applicable, the undersigned's Tax Identification Number) and such number is my correct taxpayer identification number; and

      (b) I am not subject to back-up withholding either because I have not been notified by the Internal Revenue Service that I am subject to back-up withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to back-up withholding.

      IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement this ________ day of _______________, 1997.

Subscription:__________________ Units
at $1.00 per Unit


____________________________                 ________________________________
Signature of Subscriber                           Typed or Printed Name


____________________________                _________________________________
Social Security or Tax ID # of Subscriber        Address (Residence)


                                            _________________________________
                                             City/Town   State            Zip


                                            _________________________________
                                                 Telephone


      ACCEPTED:                                BCAM INTERNATIONAL, INC.


      DATED:_____________________              By:_________________________
                                                      Authorized Officer

                            BCAM INTERNATIONAL, INC.

                CONFIDENTIAL PROSPECTIVE PURCHASER QUESTIONNAIRE

      THIS QUESTIONNAIRE IS TO BE COMPLETED BY EACH PERSON WHO DESIRES TO PURCHASE UNITS OF BCAM INTERNATIONAL, INC. (THE "COMPANY").

                                  INSTRUCTIONS

      If, the answer to any questions is "None" or "Not Applicable," please so state.

      Your answers will be kept confidential at all times, however, you hereby agree that the Company or the Placement Agent may present this Questionnaire to such parties as they deem appropriate in order to assure themselves that the offer and sale of Common Stock to you will not result in violations of federal or state securities laws which are being relied upon by the Company or the Placement Agent in connection with the offer and sale thereof.

INSTRUCTIONS: Please type clearly or print your answer, and state "none" or "not applicable" when appropriate. Please complete Section A and each other Section you are requested to complete in Question A3. If there is insufficient space for any of your answers, please attach additional pages. If the Common Stock is to be owned by more than one individual or by a corporation or partnership, you may need extra copies of this Questionnaire.

SECTION A:  SUBSCRIBER INFORMATION

      A1.   Name(s) of Subscriber(s):           _________________

                                                _________________

                                                _________________

      A2.   Manner of Ownership of Common
            Stock
            (For IRA's or Keogh Plans - see
            Section F)

      __    One Individual ........             Please complete Section A, B, C
                                                and, if applicable, D, E and F.

      __    Husband and Wife.......             Please have one spouse complete
            Tenants by the Entirety             Sections A, B and C and, if
                                                applicable, D, E and F. Please
                                                have both spouses complete
                                                Section C. Tenants in Common
                                                Please have each individual
                                                separately complete Sections A,
                                                B, and C and, if applicable, D,
                                                E and F.

      __    Joint Tenants with                  Please have each individual
            Right of Survivorship               separately complete Sections
            Two or More Individuals             A, B, and C and, if
            (but not husband and wife)          applicable, D, E and F.

      __    Corporate Ownership.....            Please complete Section A, B, D
                                                and, if applicable, E and F for
                                                the corporation. Please have
                                                each person who owns an equity
                                                interest in the corporation
                                                separately complete Sections B
                                                and, if applicable, C, D, E and
                                                F.

      __    Partnership Ownership....           Please complete Sections A, B
                                                and D, and have each general
                                                partner and limited partner
                                                separately complete Sections B,
                                                C, D, E and F, if applicable.

      __    Trust Ownership ........      Please  complete  Sections  A,  B and
                                          F,  if  applicable,   and  have  each
                                          beneficiary   and   trustee   of  the
                                          trust  separately  complete  Sections
                                          B, C, D, E and F, if applicable.

SECTION B:  ACCREDITED INVESTOR STATUS

B1. Please check whether one or more of the following definitions of "accredited investor," if any, applies to you.

__          (a)   A Bank as defined in Section 3(a)(2) of the Securities Act of
                  1933, as amended (the "1933 Act"), or any savings and loan association or other institution as defined in Section
                  3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee
                  Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section
                  3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

__          (b)   A Private Business Development Company as defined in Section
                  202(a)(22) of the Investment Advisers Act of 1940.

__          (c)   A business corporation or an organization described in Section
                  501(c)(3) of the Internal Revenue Code a Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of
                  $5,000,000.

__          (d)   A natural person whose individual net worth, or joint net
                  worth with that person's spouse, at the time of purchase exceeds $1,000,000.

__          (e)   A natural person who had an individual income in excess of
                  $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

__          (f)   Any trust, with total assets in excess of $5,000,000, not
                  formed for the specific purpose of acquiring the Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

__          (g)   Any entity in which all of the equity  owners are  Accredited
                  Investors.

SECTION C:  INDIVIDUAL INFORMATION

C1.   General Information

      Name: ________________________________________________

      Date of Birth:__________  Social Security Number:____________

      Martial Status: ______  Spouse's Name:_______________________

If the Units are to be owned by two or more individuals (not husband and wife), are you related to any other co-owners(s)?

                        Yes__       No__

If yes, please explain the relationship(s):

C2.   Principal Residence:

      Address:_________________________________________
                         Number       Street

              _________________________________________
                City         State         Zip Code

Mailing Address (if other than Principal Residence above):

              _________________________________________
                  Number       Street
              _________________________________________
                City         State         Zip Code

      Home Telephone Number (______)___________________

C3.   Current Employment or Business Activity:

      Company Name: ___________________________________

      Address: ________________________________________
                  Number       Street

               ________________________________________
                City         State         Zip Code

      Business Telephone Number: (___)_________________

      Principal Business: _____________________________

      Position and Title: _____________________________

      Description of Duties and Responsibilities: _____

      _________________________________________________

      Length of Time in Present Position: _____________

      Is the company publicly owned:  Yes ___    No ___

C4. Education: Please describe your business and/or professional education or training, listing any schools you have attended and degrees you have received.

                                          Degrees
      Dates       School      Major       (Year Received)
      -----       ------      -----       ---------------

C5. Prior Employment or Business Activity: Please describe your prior employment or principal business activities during the last five years, providing all information requested below.

                                                        Description of
                Company Name     Principal   Position   Duties and
      Dates     and Address      Business    & Title    Responsibilities
      -----     -----------      --------    -------    ----------------

      -------------------------------------------------------------------

      ------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

C6. The undersigned will provide a financial statement if requested by the Company.

If Individual:

C7. Net worth, exclusive of the net worth of your spouse and exclusive of the value of your principal residence, furnishings therein and personal automobiles (IT IS IMPORTANT THAT YOU CHECK THE HIGHEST APPLICABLE AMOUNT):

      ( ) less than $100,000       ( ) $100,000 to $149,999
      ( ) $150,000 to $199,999            ( ) $200,000 to $249,999
      ( ) $250,000 to $349,999            ( ) $350,000 to $699,000
      ( ) $700,000 to $799,999            ( ) $800,000 to $1,000,000
                                          ( ) over $1,000,000

If Joint Ownership:

C8. Net worth, inclusive of the net worth of your spouse and excluding the value of your principal residence, furnishings therein and personal automobiles (HIGHEST APPLICABLE AMOUNT):

      ( ) less than $100,000      ( ) $100,000 to $149,999
      ( ) $150,000 to $199,999            ( ) $200,000 to $249,999
      ( ) $250,000 to $349,999            ( ) $350,000 to $699,000
      ( ) $700,000 to $799,999            ( ) $800,000 to $1,000,000
                                          ( ) over $1,000,000

C9. Indicate (a) your individual income from all sources for the calendar years 1993 and 1994 and estimated income for 1996 or (b) your joint income with your spouse from all sources for the calendar years 1994 and 1995 and estimated income for 1996 (IT IS IMPORTANT THAT YOU CHECK THE HIGHEST APPLICABLE AMOUNT):

      (a)   individual income:

                   $ 60,000   $100,001   $150,000   $200,000
                      to         to         to         to      $300,000
                   $100,000   $149,999   $199,999   $299,000   and over
                   --------   --------   --------   --------   --------
      1994          (   )      (   )      (   )      (   )      (   )

      1995          (   )      (   )      (   )      (   )      (   )

      1996          (   )      (   )      (   )      (   )      (   )

      (b)   joint income:

                   $ 60,000   $100,001   $150,000   $200,000
                      to         to         to         to      $300,000
                   $100,000   $149,999   $199,999   $299,000   and over
                   --------   --------   --------   --------   --------
      1994          (   )      (   )      (   )      (   )      (   )

      1995          (   )      (   )      (   )      (   )      (   )

      1996          (   )      (   )      (   )      (   )      (   )

C10.  Investment experience:

      (a)   The frequency with which you invest in marketable securities is:
            (   ) often   (   ) occasionally            (   ) never

      (b)   The frequency with which you invest in unmarketable securities is:
            (   ) often   (   ) occasionally            (   ) never

SECTION D:  CORPORATE OFFEREES OR PARTNERSHIP OFFEREES

D1.   General Information

      Legal Name of Corporation or Partnership: _______________________________

      _________________________________________________________________________

      Fictitious name:_____________________________

      State of Incorporation:______________________

      Date  of Incorporation:______________________
      Federal I.D. Number:_________________________

      Fiscal Year Ends:____________________________

      Number of Equity Owners:_____________________

      Name and Title of Executive Officer Executing
      Questionnaire:_______________________________

D2.   Business Address:____________________________

      _____________________________________________

      Mailing Address (if different):______________

      _____________________________________________

      Telephone Number: (___) _____________________

D3.   Name of Primary Bank:

      Address:_____________________________________

      _____________________________________________

      Telephone Number: (___)______________________

      Account Type and Number:_____________________

      Person Familiar with your Account:___________

D4. Was the corporation or partnership formed for the specific purpose of purchasing securities?
                            ___ Yes           ___ No

      Check if applicable to the corporation:

      Subchapter S___                     Professional___

D5.   The undersigned represents and warrants as follows:

      (a) The corporation or partnership, as the case may be, has been duly incorporated or formed (if a partnership) is validly existing as a corporation or partnership in good standing under the laws of the jurisdiction of its incorporation or formation with full power and authority to enter into the transactions contemplated by the
            Agreement:

      (b) (i) The officers or partners of the undersigned who, on behalf of the undersigned, have considered the purchase of the Common Stock and the advisers, if any, of the corporation or the partnership, as the case may be, in connection with such consideration are named below in this Questionnaire, and such officers and advisors or partners, if any, were duly authorized to act for the corporation or the partnership in reviewing such investment.

                  (ii) The names and positions of the officers or partners, of the undersigned who, on its behalf, have reviewed the purchase of the Common Stock is as follows:

            ____________________________________

            ____________________________________

                  (iii) In evaluating the merits and risks of the purchase of the Common Stock the corporation or the partnership, as the case may be, intend to rely upon the advice of, or will consult with, the following persons:

            ____________________________________

            ____________________________________

            ____________________________________

      (c) The officers of the corporation (if not Accredited Investors) or the partners of the partnership who, on its behalf, have considered the purchase of the Common Stock and the advisors, if any, of the corporation or the partnership who, in connection with such consideration, together have such knowledge and experience in financial and business matters that such officer(s), partner(s) and such advisor(s), if any, together are capable of evaluating the merits and risks of the purchase of Common Stock and of making an informed investment decision;

      (d) Together with any corporation or group of corporations with which it files a consolidated federal income tax return, the undersigned has reserves and/or net worth adequate to permit it to satisfy any tax or other liabilities arising from its liability with respect to the investment and the operation thereof.

      (e) The net worth of the corporation or the partnership is in excess of $___________________

      (f) The corporation or the partnership has had, during each of the past two fiscal or tax years, gross income from all sources of at least $___________________ and $_________________ respectively;

      (g) The undersigned expects the corporation or the partnership to have during the current fiscal or tax year, gross income from all sources of at least $_______________; and

      (h) The undersigned knows of no pending or threatened litigation the outcome of which could adversely affect the answer to any question hereunder;

      (i)   Indicate the following if a partnership offeree:

            (1) The date the partnership was formed and stat of formation:______

            (2)   The names of each partner in the partnership:

            ____________________________________

            ____________________________________

            Please have each individual partner execute a separate questionnaire or forward to the Company a letter from a general partner warranting and representing that each partner is sophisticated and has a sufficient net worth or salary level to be deemed an Accredited Investor.

SECTION E.  TRUST OFFEREES

E1.   General Information:

      Legal Name:___________________________________________

      State of Formation:___________________________________

      Date  of Formation:___________________________________

      Federal I.D. Number:_______ Fiscal Year Ends:_________

      Number of Beneficiaries:______________________________

      Principal Purpose:____________________________________

      Was the trust formed for the specific purpose of purchasing Units?
                          ___ Yes           ___ No

E2.   Business Address:_____________________________________

      ______________________________________________________

      Telephone Number:  (___)______________________________

      Mailing Address_______________________________________

      ______________________________________________________

E3.   Authorization: If the trust was established in connection with a deferred compensation plan, please attach a copy of the trust's organizational documents and a properly certified copy of the resolutions adopted by the trust's board of directors authorizing the trust to purchase the Common Stock and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for and purchase the Common Stock. In all cases, please attach a properly certified copy of the resolutions adopted by the trustees of the trust authorizing the trust to purchase the Units and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for and purchase the Units.

                        Name of Authorized Trustee:____________________________

E4.   Please initial the space below if appropriate:

      The Trust has total assets exceeding $5,000,000. _____

E5.   Name of Primary Bank:_________________________________

      Address:______________________________________________

      ______________________________________________________

      Telephone Number: (___)_______________________________

      Account Type and Number:______________________________

      Person Familiar with your Account:____________________

SECTION F. QUALIFIED PENSION PLAN, INCLUDING IRA AND KEOGH PLANS ("PLAN")
OFFEREES

F1.   Please initial the appropriate space below:

_______ a. The Plan requires the investment of each beneficiary or participant to be held in a segregated account and the Plan allows each beneficiary or participant to make his own investment decisions, and the decision to purchase the Units has been made by the beneficiary or the participant and such beneficiary or participant is an Accredited Investor (Please provide information of the same kind requested of individual offerees relating to such Investor)

                                       OR

_______ b. The investment decisions made for the Plan are made by a plan fiduciary, whether a bank, an insurance company, or a registered investment advisor.

                                       OR

_______ c. The Plan has total assets exceeding $5,000,000.

F2.   General Information:

      Legal Name:___________________________________________

      State of Formation:___________________________________

      Date of Formation:____________________________________

      Federal I.D. Number:_______ Fiscal Year Ends:_________

      Number of Beneficiaries:______________________________

      Principal Purpose:____________________________________

F3.   Business Address:_____________________________________

      ______________________________________________________

      Telephone Number:  (___)______________________________

      Mailing Address_______________________________________

      ______________________________________________________

F4.   Authorization:  If the investment decision is being made by a beneficiary or participant of a Plan, please attach applicable trust documents which permit each beneficiary or participant to make his own investment decisions. In all other cases, please attach or reference a copy of the resolutions adopted by the trustees of the Plan trust authorizing the Plan to purchase the Units and authorizing the fiduciary named below to execute on behalf of the Plan all relevant documents necessary to subscribe for and purchase the Units.

      Name of Authorized Fiduciary:_________________________

F5.   Name of Primary Bank:_________________________________

      Address:______________________________________________

      ______________________________________________________

      ______________________________________________________

      Telephone Number: (___)_______________________________

      Account Type and Number:_____________________________

      Person Familiar with your Account:___________________

            The undersigned hereby represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned and the undersigned will promptly notify the Company of any changes in the foregoing answers.

                                          FOR INDIVIDUALS:


                                          _____________________________________
                                          (Print Name)


                                          _____________________________________
                                          (Print Name)

Dated: ________________, 1997
                                          _____________________________________
                                          (Signature)

                                          FOR CORPORATIONS:


                                          _____________________________________
                                          Name of Company


                                          _____________________________________
                                          Executive Officer of Company


Dated: ________________, 1997             _____________________________________
                                          Signature of Officer

                                          FOR PARTNERSHIPS:


                                          _____________________________________
                                          Name of Partnership


                                          _____________________________________
                                          Name of Partner executing
                                          Questionnaire


Dated: ________________, 1997             _____________________________________
                                          Signature of Partner
                                          executing Questionnaire

                                          FOR TRUSTS:


                                          _____________________________________
                                          Name of Trust


                                          _____________________________________
                                          Name of Authorized Trustee


Dated: ________________, 1997             _____________________________________
                                          Signature of Authorized
                                          Trustee

                                          FOR QUALIFIED PENSION PLANS:


                                          _____________________________________
                                          Name of Qualified Pension Plan

                                                    and


                                          _____________________________________
                                          Name of Plan Fiduciary
                                          executing Questionnaire

Dated: ________________, 1997             _____________________________________
                                          Signature of Plan Fiduciary
                                          executing Questionnaire

                                                        or


                                          _____________________________________
                                          Name of Plan Fiduciary
                                          executing Questionnaire

                                                        or


Dated: ________________, 1997             _____________________________________
                                          Signature of Plan Beneficiary
                                          executing Questionnaire